UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported) June 27, 2024
FEDERAL HOME LOAN BANK OF BOSTON
(Exact name of registrant as specified in its charter)

Federally chartered corporation of the United States	000-51402	04-6002575
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
800 Boylston Street
Boston, MA 02199
(Address of principal executive offices, including zip code)
(617) 292-9600
(Registrant's telephone number, including area code)
Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement

On June 27, 2024, Federal Home Loan Bank of Boston (the “Bank”) entered into an acceptance agreement (the “Acceptance Agreement”) with Midland National Life Insurance Company (the “Insurer”). Under the Acceptance Agreement, the Bank purchased a non-participating, single premium, separate account group annuity contract (the “Annuity Contract”) and transferred to the Insurer the future benefit obligations and annuity administration for approximately 369 participants (“Participants”) under the Pentegra Defined Benefit Pension Plan for Financial Institutions (the “Plan”).

Upon payment of the single premium to the Insurer on June 28, 2024 (the “Transaction”), the Bank transferred the benefit payment responsibilities from the Plan to the Insurer, subject to certain conditions set forth in the Acceptance Agreement. Participants will continue to receive benefits from the Plan through July 31, 2024. After July 31, 2024, the Insurer will assume responsibility for payment of benefits to the Participants and for administrative and customer service support regarding such benefits.

The purchase of the Annuity Contract was funded directly by assets of the Plan. The Bank did not incur any expenses or use any Bank assets in connection with the Transaction. Benefits payable to the Participants are not being changed as a result of the Transaction.

Item 1.02 Termination of a Material Definitive Agreement

Upon the completion of the Transaction described in Item 1.01 above, the Bank will no longer be a party to the Plan. The disclosure from Item 1.01 above is incorporated into this Item by reference.

Item 9.01 Financial Statements and Exhibits

(d) Exhibit Numbers:

10.1    Acceptance Agreement with Midland National Life Insurance Company

104    Cover Page Interactive Data File – the cover page XBRL tags are embedded within the inline XBRL document

Signature(s)
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:	July 3, 2024	Federal Home Loan Bank of Boston
By:/s/ Frank Nitkiewicz
Frank Nitkiewicz
Executive Vice President, Chief Operating Officer and Chief Financial Officer